UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2025

TTM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-31285	91-1033443
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Sandpointe, Suite 400, Santa Ana, CA	92707
(Address of principal executive offices)	(Zip Code)

(714) 327-3000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TTMI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition

On July 30, 2025, TTM Technologies, Inc. (the “Registrant”) issued a press release announcing results for its second quarter of fiscal year 2025, which ended on June 30, 2025, and guidance for its third quarter of fiscal year 2025. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As previously announced, the Registrant will host a conference call on Wednesday, July 30, 2025, at 4:30 p.m. Eastern Time/1:30 p.m. Pacific Time to discuss the results for its second quarter of fiscal year 2025 and the outlook for its third quarter of fiscal year 2025. Access to the conference call is available by registering at https://register-conf.media-server.com/register/B14c4eede8bcd64efda9408cbc895f130c. Registering participants will receive dial in information and a unique PIN to join the call. Participants can register at any time up to the start of the conference call. The conference call will also be webcast on the Registrant’s website at https://edge.media-server.com/mmc/p/gvaxmvg6/.

As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 2.02 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly provided by specific reference in such filing.

Section 5 - Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 30, 2025, the Registrant announced that Thomas T. Edman, the Registrant’s President and Chief Executive Officer (“CEO”), has informed the Registrant’s Board of Directors (the “Board”) of his intention to retire following the appointment of the Registrant’s next President and CEO. Mr. Edman will remain as the President and CEO until a successor is appointed and will continue to serve as a member of the Board and a member of its Government Security Committee following the appointment of a new President and CEO. The Board has begun a search for Mr. Edman’s successor, which is expected to conclude by the end of 2025.

As of the date of this report, no new compensatory arrangements have been entered into in connection with Mr. Edman’s planned retirement. Should any such arrangements be entered into in the future, the material terms of such arrangements will be disclosed in a subsequent filing.

Section 7 - Regulation FD

Item 7.01 – Regulation FD Disclosure.

On July 30, 2025, the Registrant issued a press release announcing Mr. Edman’s retirement plans (the “Press Release”). A copy of the Press Release is furnished with this Report as Exhibit 99.2 and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibits 99.1 and 99.2, contains forward-looking statements that relate to future events. The Registrant cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect the Registrant’s current expectations, and the Registrant does not undertake to update or revise these forward looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other statements by the Registrant will not be realized. The statements also involve risks and uncertainties, many of which are beyond the Registrant’s control, which could cause actual results to differ materially from the forward-looking statements. For a description of additional factors that may cause the Registrant’s actual events or results to differ from any forward-looking statements, please review the information set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Registrant’s public reports filed with the Securities and Exchange Commission.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press release regarding earnings results, dated July 30, 2025

99.2	Press release regarding Thomas T. Edman’s retirement plans, dated July 30, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: July 30, 2025		/s/ Daniel J. Weber
	By:	Daniel J. Weber
Executive Vice President, Chief Legal Officer & Secretary